FORM 8-K - CURRENT REPORT

                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) February 1, 1999

                    U.S. REALTY PARTNERS LIMITED PARTNERSHIP
             (Exact name of registrant as specified in its charter)


            South Carolina           0-15656              57-0814502
     (State or other jurisdiction  (Commission         (I.R.S. Employer
           incorporation)          File Number)     Identification Number)


                                55 Beattie Place
                              Post Office Box 1089
                       Greenville, South Carolina  29602
                    (Address of principal executive offices)

                        (Registrant's telephone number)
                                 (864) 239-1000

                                      N/A
         (Former name or former address, if changed since last report)



ITEM 2.    ACQUISITION OR DISPOSITION OF ASSETS.

The Registrant sold one of its investment properties, Gallery Shopping Center, located in Knox County, Tennessee on February 1, 1999. Gallery Shopping Center was sold to The Gallery of Knoxville, L.P., an unrelated party, for $9,300,000.

The entire net proceeds of the sale were used to pay down the first mortgage indebtedness which secured the Property as well as the Partnership's other properties. Accordingly, there are no net proceeds to be distributed to the Registrant's partners. As a result, the indebtedness encumbering the Partnership's properties was reduced to $11,600,000.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

(b)  Pro forma financial information.

The required pro forma financial information will be provided in the Registrant's annual report on Form 10-KSB for the year ended December 31, 1998.

(c)  Exhibits

10.21 Contract of Sale between Registrant and The Gallery of Knoxville, L.P., effective February 1, 1999.


                                   SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           U.S. REALTY PARTNERS LIMITED PARTNERSHIP

                            By: U.S. Realty I Corporation
                                Its General Partner

                           By:  /s/Patrick J. Foye
                                Patrick J. Foye
                                Executive Vice President

                         Date:  February 9, 1999